UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

BBX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-56177	82-4669146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Las Olas Boulevard, Suite 1900, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under, or incorporated by reference into, Item 5.07 below relating to the Plan Amendment (as defined below) is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of BBX Capital, Inc. (the “Company”) was held on May 21, 2024. At the Annual Meeting, the Company’s shareholders approved (i) the election of the twelve director candidates nominated for election by the Company’s Board of Directors, each for a term expiring at the Company’s 2025 Annual Meeting of Shareholders, and (ii) an amendment (the “Plan Amendment”) to the BBX Capital, Inc. 2021 Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s Class A Common Stock available for grant under the Plan from 1,700,000 shares to 2,450,000 shares, resulting in an increase in the total number of shares of the Company’s Class A Common Stock and Class B Common Stock available for grant under the Plan from 2,000,000 shares to 2,750,000 shares. Pursuant to the Company’s Articles of Incorporation, holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share and 10.11 votes per share, respectively, on each matter presented at the Annual Meeting. A summary of the voting results is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan B. Levan	42,990,937	410,349	N/A
John E. Abdo	42,990,924	410,362	N/A
Jarett S. Levan	43,000,641	400,645	N/A
Seth M. Wise	42,990,365	410,921	N/A
Marcia Barry-Smith	42,993,751	407,535	N/A
Norman H. Becker	43,193,566	207,720	N/A
Andrew R. Cagnetta, Jr.	42,993,952	407,334	N/A
Steven M. Coldren	42,956,450	444,836	N/A
Gregory A. Haile	43,191,814	209,472	N/A
Willis N. Holcombe	43,157,688	243,598	N/A
Anthony P. Segreto	42,993,913	407,373	N/A
Neil Sterling	42,956,933	444,353	N/A

Proposal 2:  Approval of the Plan Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,803,023	518,750	79,513	N/A

A description of the Plan, as amended by the Plan Amendment (including a description of the Plan Amendment), is set forth on pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024 with respect to the Annual Meeting (the “Proxy Statement”), is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. In addition, the full text of the Plan, as amended by the Plan Amendment, is attached as Appendix A to the Proxy Statement, is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

10.1  BBX Capital, Inc. 2021 Incentive Plan, as Amended (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 24, 2024)

99.1  Description of the BBX Capital, Inc. 2021 Incentive Plan, as Amended (incorporated by reference to pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 24, 2024)

104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024
BBX Capital, Inc.

By:	/s/ Brett Sheppard
Brett Sheppard
Chief Financial Officer